UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934
Date of Report (Date of earliest event reported): November 1, 2010 (October 29, 2010)
ROCK OF AGES CORPORATION
(Exact name of registrant as specified in its charter)

Vermont	0-29464	03-0153200

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

560 Graniteville Road, Graniteville Vermont	05654

(Address of principal executive offices)	(Zip Code)
(802) 476-3121

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ROCK OF AGES CORPORATION
FORM 8-K

Item 8.01	Other Events
On Friday evening, October 29, 2010, the Company became aware that a second purported class action, in addition to the previously reported Semon litigation, was filed on October 27, 2010 in the United States District Court for the District of Vermont. The new action, Vladimir Gusinsky Revocable Trust v. Rock of Ages Corp. et al., names as defendants the Company, each of its current directors, Swenson Granite Company LLC (“Swenson Granite”) and Granite Acquisition, LLC, which is wholly owned by Swenson Granite. None of the defendants have yet been served. The plaintiff alleges, among other things, that the individual defendants breached their fiduciary duties in approving the previously announced merger agreement among the Company, Swenson Granite and Granite Acquisition, LLC, providing for the acquisition of the Company through a merger of Granite Acquisition, LLC with and into the Company, with the Company surviving the merger as a wholly owned subsidiary of Swenson Granite. Plaintiff further alleges that Swenson Granite and Granite Acquisition, LLC aided and abetted such breaches of duty. The plaintiff seeks, among other things, to enjoin the proposed merger, or alternatively, to rescind the transaction in the event it is consummated. The Company believes the complaint is without merit and plans a vigorous defense.
     Additional Information
          In connection with its proposed acquisition by Swenson Granite Company LLC through the merger of Granite Acquisition, LLC into the Company, on October 29, 2010, the Company filed with the Securities and Exchange Commission (SEC) preliminary forms of, and expects to file in the future with the SEC revised preliminary and definitive forms of, a proxy statement and other relevant materials. INVESTORS AND SECURITY HOLDERS ARE STRONGLY ADVISED TO READ THE APPLICABLE PROXY STATEMENT AND OTHER RELEVANT MATERIALS BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE PROPOSED MERGER. Investors and security holders may obtain a free copy of the applicable proxy statement and such other materials (when available) and other documents filed by the Company with the SEC from the SEC’s web site at http://www.sec.gov. The applicable proxy statement and such other materials (when available) and other documents filed by the Company with the SEC may also be obtained for free from the Company by directing a request to Rock of Ages Corporation, Chief Financial Officer, 560 Graniteville Road, Graniteville, Vermont 05654, telephone: (802) 476-3115.
          The Company and its directors, executive officers and certain other members of its management and employees may be deemed to be participants in the solicitation of proxies from its shareholders in connection with the proposed merger. Information regarding the interests of the Company’s participants in the solicitation is included in the preliminary form of, and will be included in any revised preliminary and definitive form of, proxy statement and related materials relating to the proposed merger filed or to be filed with the SEC. Additional information regarding the Company’s directors and executive officers is also included in the Company’s proxy statement for its 2010 Annual Meeting of Stockholders which was filed with the SEC on July 19, 2010. This document is available free of charge from the SEC’s Web site at www.sec.gov., or from the Company by directing a request to Rock of Ages Corporation, Chief Financial Officer, 560 Graniteville Road, Graniteville, Vermont 05654, telephone: (802) 476-3115.

SIGNATURES
          Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROCK OF AGES CORPORATION
Date: November 1, 2010	By:	/s/ Laura Plude
Laura Plude, Vice President and
Chief Financial Officer